                                                                   EXHIBIT 10.34

                               SECOND AMENDMENT
                                      TO
                               CREDIT AGREEMENT
                               ----------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made effective for all purposes as of the __th day of December, 1995, by and between Bank of America Texas, N.A. (the "Bank") and Stevens International, Inc., formerly known as Stevens Graphics Corporation, a Delaware corporation (the "Borrower").

                                  REFERENCES:
                                  ----------

     Reference is made to the Credit Agreement (as amended, the "Credit Agreement") dated as of May 16, 1995 by and between Bank and Borrower, as by amended First Amendment to Credit Agreement dated as of August 15, 1995 by and between Bank and Borrower.

                                   RECITALS:
                                   --------

     Borrower has requested that the Bank amend certain of the covenants of the Credit Agreement; specifically,

          (1) to increase the limitation on Borrower's dispositions of assets during Borrower's 1995 fiscal year from $500,000 to $585,000; and

          (2) to increase the limitation on Borrower's capital expenditures during Borrower's 1995 fiscal year from $5,000,000 to $5,500,000

     Subject to the terms and conditions set forth below, Bank has agreed to amend the Credit Agreement.

                                  AGREEMENTS:
                                  ----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECOND AMENDMENT-Page 1
----------------

                                   ARTICLE I
                                  Definitions
                                  -----------

     1.1 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  Amendments
                                  ----------

     2.1  Asset Dispositions. Section 8.18(d) of the Credit Agreement is hereby
          ------------------
amended and restated to read as follows:

          "(d) lease or dispose of all or a substantial part of the Borrower's business or assets, except for leases or dispositions of assets having a fair market value in an aggregate amount not exceeding:

                (1) Five Hundred Eighty-Five Thousand Dollars ($585,000) in Borrower's 1995 fiscal year, and

                (2) Five Hundred Thousand Dollars ($500,000) in any fiscal year thereafter,

     (in which events the Bank will agree to release its lien on such assets, and the Borrower may retain the proceeds of such lease or disposition, so long as no Event of Default has occurred and is continuing);"

     2.2  Capital Expenditures. Section 9.4, Capital Expenditures, of the Credit
          --------------------               --------------------
Agreement is hereby amended and restated to read as follows:

          9.4   Capital Expenditures. Not to spend or incur obligations
                --------------------
     (including the total amount of any capital leases) to acquire fixed or capital assets for more than:

                (1) Five Million Five Hundred Thousand Dollars ($5,500,000) in Borrower's 1995 fiscal year, and

                (2) Five Million Dollars ($5,000,000) in any fiscal year thereafter.

     For purposes of this Section 9.4, capital expenditures shall not include amounts spent or obligations incurred in connection with the purchase of certain assets of Societe Specialisee dans le Materiel d'Imprimerie Offset.

SECOND AMENDMENT--Page 2
----------------

                                  ARTICLE III

                                  Conditions
                                  ----------

     3.1   Conditions to Amendment.  The effectiveness of his Amendment is
           -----------------------
conditioned upon and subject to the satisfaction of the following requirements:

           (a) The Guarantors shall have consented to this Amendment and ratified their Guaranties; and

           (b) The Borrower shall have paid an amendment fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00) on or before January 5, 1996.


                                  ARTICLE IV

                                   No Waiver
                                   ---------

     4.1 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of this Amendment, or of any other contract or instrument between Borrower and the Bank; and the Bank's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Credit Agreement, as amended, and any other contract or instrument between Borrower and the Bank.


                                   ARTICLE V

                 Ratifications, Representations and Warranties
                 -------------  ---------------     ----------

     5.1   Ratifications.  The terms and provisions set forth in this Amendment
           -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Bank agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     5.2   Representations and Warranties of Borrower.  Borrower hereby
           ------------------------------------------
represents and warrants to the Bank that (a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of Borrower and will not violate the certificate of incorporation or bylaws of Borrower; and (b) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

SECOND AMENDMENT-Page 3
----------------

                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

     6.1   Amendment Fee. Subject to the provisions of Section 12.14 of the
           -------------
Credit Agreement, in consideration of the Bank agreeing to amend the terms of the Credit Agreement, as set forth above, the Borrower will pay the Bank a Two Thousand Five Hundred Dollar ($2,500) fee for such amendment, as provided by
Section 3.1(d) of the Credit Agreement and by Section 3.1(b) of this Amendment.

     6.2   Severability. Any provision of this Amendment held by a court of
           ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.3   Binding Effect. This Amendment shall be binding upon Borrower and
           --------------
the Bank and their respective successors and assigns.

     6.4   Counterparts. This Amendment may be executed in one or more
           ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.5   Effect of Waiver. No consent or waiver, express or implied, by the
           ----------------
Bank to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.6   Headings. The headings, captions, and arrangements used in this
           --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.7   Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED
           --------------
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.8   Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, REPRESENTS
           ---------------
THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE

SECOND AMENDMENT-Page 4
----------------

PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND THE BANK.

        This Amendment is executed as of the date stated at the top of the first page.

Bank of America Texas,N.A.                      Stevens International, Inc.
                                                formerly known as
                                                Stevens Graphics Corporation


By                                              By /s/ W. Scott Mclain
  -------------------------                        --------------------
        Donald P. Hellman                       Name W. Scott Mclain
        Vice President                               ------------------
                                                Title  Treasurer
                                                     ------------------







SECOND AMENDMENT-Page 5
----------------

                           CONSENT AND RATIFICATION
                           ------------------------

     The undersigned, Hamilton-Stevens Group, Inc., PMC Liquidation, Inc., Zerand-Bernal Group, Inc., Printing & Packaging Equipment Finance Corporation and Stevens Securities Systems International, Inc. (together and individually, the "Guarantors") have executed a Business Loan Continuing Guaranty, dated May 16, 1995 ("Guaranty"), in favor of Bank of America Texas, N.A., a national
           --------
banking association ("Bank"), covering obligations of Stevens Graphics
                      ----
Corporation (presently known as Stevens International, Inc.).

     The Guarantors hereby consent and agree to the terms of the Second Amendment to Credit Agreement dated to be effective as of December __, 1995 (the "Amendment") executed by Stevens International, Inc., formerly known as Stevens
 ---------
Graphics Corporation, a Delaware corporation (the "Borrower"), and Bank. The
                                                   --------
Guarantors agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors enforceable against Guarantors in accordance with its terms.

     Furthermore, the Guarantors hereby agree and acknowledge that (a) the obligations, indebtedness and liabilities arising in connection with the Amendment constitute "Debt," as such term is defined in the Guaranty, (b) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets,
(c) nothing contained in the Amendment shall adversely affect any right or remedy of Bank under the Guaranty, and (d) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.

                                                GUARANTORS.

                                                HAMILTON-STEVENS GROUP, INC.

                                                By:  /s/ George A. Wiederaenders
                                                   -----------------------------
                                                Name: George A. Wiederaenders
                                                     ---------------------------
                                                Title: Treasurer
                                                      --------------------------

                                                PMC LIQUIDATION, INC.

                                                By:  /s/ George A. Wiederaenders
                                                   -----------------------------
                                                Name: George A. Wiederaenders
                                                     ---------------------------
                                                Title: Treasurer
                                                      --------------------------


CONSENT AND RATIFICATION-Page 1
------------------------

                                           ZERAND-BERNAL GROUP, INC.


                                           By: /s/ George A. Wiederaenders
                                               ---------------------------------
                                           Name: GEORGE A. WIEDERAENDERS
                                                 -------------------------------
                                           Title: TREASURER
                                                  ------------------------------


                                           PRINTING & PACKAGING EQUIPMENT
                                            FINANCE CORPORATION


                                           By: /s/ W. Scott McLain
                                               ---------------------------------
                                           Name: W. SCOTT MCLAIN
                                                 -------------------------------
                                           Title: VICE-PRESIDENT
                                                  ------------------------------


                                           STEVENS SECURITIES SYSTEMS
                                            INTERNATIONAL, INC.


                                           By: /s/ W. Scott McLain
                                               ---------------------------------
                                           Name: W. SCOTT MCLAIN
                                                 -------------------------------
                                           Title: VICE-PRESIDENT
                                                  ------------------------------


CONSENT AND RATIFICATION-Page 2
-------------------------------

                                                                December  1995
                                                              ------------------
                                                                Date of Notice

                           NOTICE OF FINAL AGREEMENT

To: Borrower and All Other Obligors with Respect to the Loan Which is Identified below:

1.   THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
     ---------------------------------------------------------------------
     PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS,
     -------------------------------------------------------------------------
     OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     --------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     ----------------------------------------------------------

2.   As used in this Notice:

     "Borrower" means the Borrower identified in the signature blocks below in this Notice.

     "Lender" means Bank of America Texas, N.A.

     "Loan" means the loan by Lender which is evidenced by the Second Amended and Restated Master Note: Reference Rate Related or other evidence of indebtedness dated August 15, 1995 (the "Note") executed by Borrower, payable to the order of Lender, in the principal face amount of $27,000,000.00.

     "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including, without limitation, the Credit Agreement dated May 16, 1995, as amended by the First Amendment to Credit Agreement dated August 15, 1995, as further amended by the Second Amendment to Credit Agreement dated December __, 1995.

3.   This Notice is given by Lender with respect to the Loan, pursuant to
     Section 26.02 of the Texas Business and Commerce Code. Borrower and each other obligor with respect to the Loan who signs below acknowledges, represents and warrants to Lender that Lender has given and such party has received and retained a copy of this Notice on the Date of this Notice stated above.


NOTICE OF FINAL AGREEMENT--Page 1
-------------------------

EXECUTED as of the date first above stated.

LENDER

Bank of America Texas, N.A.



By:
   -------------------------------------
      Donald P. Hellman
      Vice President


BORROWER


Stevens International, Inc.
formerly known as Stevens
Graphics Corporation


By: /s/ W. Scott McLain
   -------------------------------------
Name: W. SCOTT MCLAIN
     -----------------------------------
Title: TREASURER
      ----------------------------------


GUARANTORS

Hamilton-Stevens Group, Inc.


By: /s/ George A. Wiederaenders
   -------------------------------------
Name: GEORGE A. WIEDERAENDERS
     -----------------------------------
Title: TREASURER
      ----------------------------------



NOTICE OF FINAL AGREEMENT-Page 2
-------------------------

PMC Liquidation, Inc.



By:     /s/ George A. Wiederaenders
   ------------------------------------
Name:   GEORGE A. WIEDERAENDERS
     ----------------------------------
Title:  TREASURER
      ---------------------------------



Zerand-Bernal Group, Inc.


By:     /s/ George A. Wiederaenders
   ------------------------------------
Name:   GEORGE A. WIEDERAENDERS
     ----------------------------------
Title:  TREASURER
      ---------------------------------



Printing & Packaging Equipment
        Finance Corporation


By:     /s/ W. Scott McLain
   ------------------------------------
Name:   W. SCOTT MCLAIN
     ----------------------------------
Title:  VICE PRESIDENT
      ---------------------------------



Stevens Securities Systems
        International, Inc.


By:     /s/ W. Scott McLain
   ------------------------------------
Name:   W. SCOTT MCLAIN
     ----------------------------------
Title:  VICE PRESIDENT
      ---------------------------------



NOTICE OF FINAL AGREEMENT-PAGE 3
-------------------------